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                                                                  Exhibit 10.2.1

                                CDKNET.COM, INC.
                               595 Stewart Avenue
                                   Suite 710
                           Garden City, New York 11530
                                 (516) 222-8800


                                                                October 5, 1999

Via Fax
-------
Mr. George Sandhu
The International Investment Group
17 State Street, 18th floor
New York, NY 10004

                                                       Re: Extension and Waiver

Dear George:

     This letter will confirm your agreement, on behalf of the following entities, to waive, prospectively, until December 5, 1999 an "Event of Default", if any, (as defined in the respective Debentures) in connection with the Debentures relating to the common stock of the company being suspended from an exchange or over-the-counter market:

     1.  6% Convertible Subordinated Debenture due September 1, 2003
               -  Spiga Limited
               -  International Investment Group Equities Fund N.V.
               -  New Millennium FSG Ltd.

     2.  5.75% Convertible Subordinated Debenture due February 1, 2009
               -  Casa di Cura Dr. Podorzoli Spa

     Please acknowledge your agreement with the above by signing in the space below, then faxing and mailing the signed copy to me.


                                                 Sincerely,

                                                 /s/ Steven A. Horowitz
                                                 ------------------------------
                                                 Steven A. Horowitz

AGREED AND ACKNOWLEDGED
ON BEHALF OF THE ABOVE
LISTED ENTITIES


/s/ George Sandhu
-----------------------------
George Sandhu